UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 21, 2015, Medivation, Inc. (“Medivation”) entered into an Asset Purchase Agreement (the “Agreement”) with BioMarin Pharmaceutical Inc. (“BioMarin”) pursuant to which Medivation acquired all rights to talazoparib (“talazoparib research program”) from BioMarin. The acquired talazoparib assets include all patents, data, know-how, third party agreements, regulatory materials, and pre-commercial inventories. Medivation also assumed certain costs related to talazoparib to the extent they arise after the closing, including costs for the ongoing clinical trials of talazoparib, and commitments under certain agreements previously entered into by BioMarin and assigned to Medivation. On October 7, 2015, Medivation filed a Current Report on Form 8-K with the Securities and Exchange Commission (“Initial Form 8-K”) to report the completion of the acquisition.

In connection with the closing of the transaction, Medivation paid BioMarin an upfront cash payment of $410.0 million, and will pay BioMarin up to an additional $160.0 million upon the achievement of defined regulatory and sales-based milestones, and mid-single digit royalties on net sales of products that contain talazoparib during the royalty term specified in the Agreement.

This Current Report on Form 8-K/A is filed as an amendment to the Initial Form 8-K filed by Medivation on October 7, 2015. This Current Report is filed to provide, and amends the Initial Form 8-K to include, the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Medivation has concluded that according to the guidance in Financial Accounting Standards Board Accounting Standards Codification Topic No. 805, “Business Combinations,” and Article 11 of Regulation S-X, the transaction meets the definition of a “business” and exceeds the conditions of significance set forth in Rule 1-02(w) of Regulation S-X at the greater than 50% level. The financial statements of the business acquired required by Item 9.01(a) of Form 8-K are included herewith.

(b)	Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K is included herewith.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited financial statements of the talazoparib research program as of December 31, 2014 and 2013, and the results of operations and cash flows for each of the two years in the period ended December 31, 2014, and related notes to such audited financial statements

99.2	Unaudited financial statements of the talazoparib research program as of September 30, 2015 and December 31, 2014, and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2015 and 2014, and the related notes to such unaudited financial statements

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2015, for the nine month period ended September 30, 2015, and for the year ended December 31, 2014, and the related notes to such unaudited financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: December 18, 2015	By:	/s/ Richard A. Bierly
Richard A. Bierly Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited financial statements of the talazoparib research program as of December 31, 2014 and 2013, and the results of operations and cash flows for each of the two years in the period ended December 31, 2014, and related notes to such audited financial statements

99.2	Unaudited financial statements of the talazoparib research program as of September 30, 2015 and December 31, 2014, and the related unaudited statements of operations and cash flows for the nine months ended September 30, 2015 and 2014, and the related notes to such unaudited financial statements

99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2015, for the nine month period ended September 30, 2015, and for the year ended December 31, 2014, and the related notes to such unaudited financial statements